Exhibit 99.1
Lamar M. Chambers, Senior Vice President and Chief Financial Officer
22nd Annual Credit Suisse
Chemical and Ag Science Conference
September 16, 2009

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends;
management plans and strategies; operating efficiencies and economic conditions, such as prices, supply and demand, and cost of raw materials; legal proceedings and claims (including environmental and asbestos matters); and weather. These risks and uncertainties may cause actual operating results to differ materially from those stated, projected or implied. Other risks and uncertainties include the possibility that the benefits anticipated from Ashland's acquisition of Hercules will not be fully realized; Ashland's substantial indebtedness may impair its financial condition; the restrictive covenants under the debt instruments may hinder the successful operation of Ashland’s business; future cash flow may be insufficient to repay the debt;
and other risks that are described in filings made by Ashland with the Securities and Exchange Commission
(the “SEC”). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors, uncertainties and risks affecting Ashland are contained in Ashland's periodic filings made with the SEC, including its Form 10-K for the fiscal year ended Sept. 30, 2008, and Form 10-Q for the quarters ended Dec. 31, 2008, and March 31 and June 30, 2009, which are available on Ashland’s Investor
Relations website at http://investor.ashland.com or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

Ashland
Consumer
Markets
(Valvoline)
Ashland
Performance
Materials
Ashland
Hercules
Water
Technologies
Ashland
Distribution
Ashland
Aqualon
Functional
Ingredients
#1 global leader
in unsaturated
polyester resins
and vinyl ester
resins
#3 passenger-
car motor oil
and
#2 quick-lube
chain in the
United States
#2 plastics
and #3
chemicals
distributor
in North
America
#1 global
producer
of specialty
papermaking
chemicals
#2 global
producer
of cellulose
ethers
Ashland
Strong Leadership Positions
in the Markets We Serve

1 For the 12 months ended June 30, 2009.
Ashland
Ashland
Distribution
Distribution
11%
11%
Ashland Consumer
Markets
29%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
21%
21%
Ashland
Ashland
Aqualon Functional
Aqualon Functional
Ingredients
Ingredients
28%
28%
• Specialty chemicals
 provide 60 percent
 of EBITDA
• More than 25 percent
 from renewable materials
By Commercial Unit
NYSE Ticker Symbol:	ASH
Employees:	~15,000
Countries in which Ashland has sales:	More than 100
Pro Forma Ongoing EBITDA1
Corporate Profile

Ashland
Distribution
37%
Ashland
Distribution
37%
Ashland
Consumer
Markets
18%
By Commercial Unit
20%
20%
1 For the 12 months ended June 30, 2009, including intersegment sales.
North
America
68%
North
America
68%
Latin America/
Other - 4%
Europe
Europe
21%
21%
• 32 percent of total revenue comes
 from outside North America
Trailing 12 Months' Pro Forma1
Sales and Operating Revenue

To be a leading, global specialty chemicals company
that is a market leader in all major businesses
Ashland Vision for the Future
• Building on three growth
 platforms
 – Ashland Aqualon Functional
 Ingredients
 – Ashland Hercules Water
 Technologies
 – Ashland Performance Materials
• Investing in two primary
 chemistries
 – Water-soluble polymers
 – Thermoset resins
• Sharing three common capabilities
 – Application expertise
 – Formulation expertise
 – Polymerization expertise
• Focusing on five key markets
 – Paper and packaging
 – Personal care
 – Pharmaceutical
 – Construction
 – Transportation

North
America
North
America
42%
42%
Asia
Pacific
Asia
Pacific
17%
17%
Europe
37%
Latin America/
Other - 4%
Coatings
26%
Coatings
26%
Energy & Spec.
Solutions
25%
Regulated
Industries
28%
Regulated
Industries
28%
Revenue
by Geography
Revenue
by Market
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.0 billion
Pro Forma Ongoing EBITDA: $216 million
Pro Forma Ongoing EBITDA Margin: 21.6%
Business Overview
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources - Water-soluble polymers (cellulose ethers and guar derivatives) - Refined wood rosin and natural wood terpenes
Markets	• Water-based paints • Regulated markets - Personal care - Food - Pharmaceuticals • Construction • Paper coatings • Oilfield (chemicals and drilling muds)
Revenue
by Product
CMC
17%
CMC
17%
HEC
28%
HEC
28%
MC
22%
MC
22%
Other
17%
Other
17%
Stumpwood
Derivatives
6%
6%
Construction
21%
Construction
21%

• Use leadership position in cellulose ethers
 to drive growth through product innovation
 and geographic expansion
• Invest in additional water-soluble polymers that can be
 leveraged across multiple growth platforms and markets
• Leverage deep customer relationships
 in core markets (coatings, construction,
 personal care and pharmaceutical) to introduce
 high-value complementary products
Ashland Aqualon Functional Ingredients
Strategy

North
America
48%
Latin America/
Other - 6%
E&PS
16%
E&PS
16%
Pulp/Paper
59%
Business Overview
Customers/ Markets	• Pulp and paper processing • Industrial and institutional • Mining • Municipal wastewater treatment
Products/ Services	• Process chemicals for microbial and contaminant control, pulping aids and retention aids • Functional chemicals for sizing and wet strength • Utility water treatments • Process water treatments
Revenue
by Geography
Revenue
by Market
Asia
Pacific
11%
Europe
35%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.9 billion
Pro Forma Ongoing EBITDA: $165 million
Pro Forma Ongoing EBITDA Margin: 8.7%
Ashland Hercules Water Technologies
A major global supplier of process and functional chemicals

• Build upon leadership in specialty papermaking chemicals
 through product-line extension and geographic expansion
• Extend best-in-class, market-focused business model
 to additional water-intensive verticals, leveraging
 core process chemical technologies
• Continue to optimize operational efficiency
 of high-volume functional chemical assets
Ashland Hercules Water Technologies
Strategy

North
America
North
America
56%
56%
Europe
27%
Latin
America/
Other - 8%
Trans-
portation
Trans-
portation
18%
18%
Ind.
Constr.
30%
Business Overview
Customers
• Auto manufacturers; foundries; pipe
 and tank fabricators; packaging and
 converting; bathware, countertop
 and window lineal manufacturers;
 pipe relining contractors; boat
 builders; wide and narrow web
 printers

Products/ Services
• Adhesives and Composites
 - Unsaturated polyester resins
 - Vinyl ester resins
 - Gelcoats
 - Pressure-sensitive adhesives
 - Structural adhesives
 - Specialty resins
• Casting Solutions
 - Foundry binder resins
 - Chemicals
 - Sleeves and filters
 - Design services

Markets	• Construction, packaging and con- verting, transportation and marine
Revenue
by Geography
Revenue
by Market
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.3 billion
Pro Forma Ongoing EBITDA: $81 million
Pro Forma Ongoing EBITDA Margin: 6.3%
Res. Constr.
 11%
Infra-
structure
14%
Asia
Pacific - 9%
Ashland Performance Materials
A global leader in specialty chemicals

• Use market insight and thermoset chemistry expertise
 to create innovative substitutes that are stronger,
 lighter and more resistant than traditional materials
 for transportation, construction and infrastructure markets
• Use leadership position in unsaturated polyester resins
 and vinyl ester resins to catalyze growth
 in Brazil, Russia, India and China
• Further build position in packaging and converting market, leveraging historical strength in high-end, solvent-based
 adhesives, while growing through new water-based and
 radiation-cured technologies
Ashland Performance Materials
Strategy

Lubricants
84%
Filters - 2%
Business Overview
Customers	• Retail auto parts stores and mass merchandisers who sell to consumers; installers, such as car dealers and quick lubes; distributors
Products/ Services
• Valvoline® lubricants and
 automotive chemicals
• MaxLife® lubricants
 for high-mileage vehicles
• SynPower® synthetic motor oil
• Eagle One® and Car Brite®
 appearance products
• Zerex® antifreeze
• Valvoline Instant Oil Change®
 service

Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International
Revenue
by Product Line
Antifreeze - 5%
Appearance
products - 3%
Chemicals - 6%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.7 billion
Pro Forma Ongoing EBITDA: $227 million
Pro Forma Ongoing EBITDA Margin: 13.4%
Valvoline
Int'l
20%
Valvoline
Int'l
20%
Do-It-
Yourself
38%
Do-It-
For-Me
40%
DIFM:
Installer channel
29%
Specialty/
Other - 2%
DIFM:
Valvoline Instant
Oil Change - 11%
Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals

Do-It-Yourself Channel:
~25 percent
Three brands represent
~50 percent of segment:
 • Castrol (BP)
 • Valvoline (Ashland)
 • Pennzoil (Shell)
 • Mobil (Exxon)
 • Quaker State (Shell)
 • Private label (approximately
 30 percent of market)
Do-It-For-Me Channel:
~75 percent
Four companies represent
~90 percent of segment:
 • Shell (Shell, Pennzoil and
 Quaker State)
 • ExxonMobil (Mobil, OEM)
 • Ashland (Valvoline)
 • BP (Castrol)
 • Regional blenders
Sources: Internal estimates and various.
U.S. Passenger-Car Motor Oil Market
Ashland Consumer Markets
Finished Lubricants Market Structure

• Use superior consumer insight to create channel-focused
 solutions that leverage the Valvoline brand
• Build brand loyalty in key growth segments within
 D-I-Y channel, such as youth and Hispanics, through
 highly targeted advertising, promotions and programs
• Continue to deliver preferred customer experience
 in D-I-F-M channel through superior employee training,
 store traffic optimization, point-of-sale enhancements
 and highly targeted service offerings
• Develop and strengthen distribution network
 for both passenger-car and commercial lubricants
 in international markets
Ashland Consumer Markets
Strategy

Chemicals
Chemicals
49%
49%
Plastics
39%
Environmental
Services/Other
- 3%
Construction
Construction
24%
24%
Other
15%
Business Overview
Customers	• Diversified customer base in North America and Europe
Products/ Services	• More than 28,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste- management solutions in North America
Markets	• Construction • Transportation • Chemical manufacturing • Paint and coatings • Retail consumer • Personal care • Medical • Marine
Revenue
by Product
Line
Revenue
by Market
Trans-
portation
15%
Paint & Coatings - 10%
Medical - 6%
Marine - 4%
Com-
posites
9%
Chemical Mfg.
- 11%
Retail
Consumer - 8%
Personal
Care - 7%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $3.4 billion
Pro Forma Ongoing EBITDA: $88 million
Pro Forma Ongoing EBITDA Margin: 2.6%
Ashland Distribution
A leading North American chemicals and plastics distributor

• Continue focus on efficiency to create
 highest-value channel for customers and suppliers
• Build best-in-class product offering by aligning
 with globally leading suppliers that:
 – have low-cost production
 – can ensure continuity of supply
 – are investing in their business
 – are industry leaders in quality and reliability
• Leverage Ashland's technical resources and asset network
 to provide mass market penetration for specialty products
Ashland Distribution
Strategy

Ashland Recent Performance
• Overall, most markets showing some
 improvement sequentially
• Sizeable cost increases in propylene chain and
 significant volatility in benzene
• Price increases in process in most businesses,
 including Consumer Markets
• Completed sale of Drew Marine

Ashland 2010 Outlook
• Expect to fully realize ~$400 million
 of previously announced cost savings
• $200 million of capital expenditures forecasted
• Expecting increase in book pension expense

Investment Highlights
• Among top 10 specialty chemicals companies worldwide
• Continued emphasis on strong cash flow generation
 – Generated cash flows from operating activities of $649 million YTD June
• Management committed to conservative financing structure
 – Reduced debt by $616 million since Hercules acquisition in November 2008
 – Aim to achieve total gross debt of $1.6 billion and investment-grade credit statistics within 12 months
• Long-term investment opportunities within specialty chemicals businesses
• Achieving cost-reduction targets ahead of plan
 – Achieved $287 million in total Ashland run-rate savings at June 30, three months ahead of plan
 – Resizing business and cost structure to reflect 20-percent volume-reduction environment
• Ashland is well-positioned to leverage scale and outperform as the economy improves